Exhibit 99.3

Joint Filing Agreement

In accordance with Instruction 4(b)(v) of Form 4 Statement of Changes to Beneficial Ownership, filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other reporting persons on behalf of each of them of a Form 4 (including amendments thereto) with respect to the ordinary shares of par value U.S.$.001 per share (including common stock and any derivative securities thereof), of Hungarian Telephone & Cable Corp. and that this Joint Filing Agreement may be included as an Exhibit to such joint filing.  The undersigned hereby designate Nordic Telephone Company ApS, Apax Partners Europe Managers Limited, Blackstone LR Associates (Cayman) IV Ltd., Blackstone FI Communications Associates (Cayman) Ltd, KKR 1996 Overseas Limited, Permira Holdings Limited, Permira (Europe) Limited, Providence Equity Partners (Cayman) V Ltd and Providence Equity Partners IV LLC to file any Form 4 as a designated beneficial owner.  This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of March 29, 2007.

NORDIC TELEPHONE COMPANY ApS

By:	/s/ Richard Wilson
Name:	Richard Wilson
Title:	Director

By	/s/ Oliver Haarmann
Name:	Oliver Haarmann
Title:	Director

By:	/s/ Gustavo Schwed
Name:	Gustavo Schwed
Title:	Director

By:	/s/ Lawrence H. Guffey
Name:	Lawrence H. Guffey
Title:	Director

By:	/s/ Kurt Björklund
Name:	Kurt Björklund
Title:	Director

S1

NORDIC TELEPHONE COMPANY INVESTMENT ApS

By:	/s/ Richard Wilson
Name:	Richard Wilson
Title:	Director

By	/s/ Oliver Haarmann
Name:	Oliver Haarmann
Title:	Director

By:	/s/ Gustavo Schwed
Name:	Gustavo Schwed
Title:	Director

By:	/s/ Lawrence H. Guffey
Name:	Lawrence H. Guffey
Title:	Director

By:	/s/ Kurt Björklund
Name:	Kurt Björklund
Title:	Director

S2

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of Apax Europe VI-A, L.P.

By	/s/ Adrian Beecroft
Name:	Adrian Beecroft
Title:	Director

For and on behalf of Apax Partners Europe Managers Ltd. as Manager of Apax Europe VI-1 L.P.

By	/s/ Adrian Beecroft
Name:	Adrian Beecroft
Title:	Director

For and on behalf of Apax Europe VI GP, Co. Ltd. as general partner of Apax Europe VI GP, L.P. Inc.

By	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

For and on behalf of Apax Europe VI GP, Co. Ltd.

By	/s/ Denise Fallaize
Name:	Denise Fallaize
Title:	Director

S3

For and on behalf of Apax Partners Europe Managers Ltd.

By /s/Adrian Beecroft
Name: Adrian Beecroft
Title: Director

For and on behalf of
Apax Angel Syndication Partners (Cayman) GP Ltd acting in its capacity as general partner of
Apax Angel Syndication Partners (Cayman) L.P.

By: /s/ Karen Cameron
Name: Karen Cameron
Title: Director

Apax Angel Syndication Partners (Cayman) GP Ltd

By: /s/ Karen Cameron
Name: Karen Cameron
Title: Director

S1

Blackstone NSS Communications Partners (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone Family Communications Partnership (Cayman) L.P.
By Blackstone Communications Management Associates (Cayman) L.P., its general partner
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone Capital Partners (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

S2

Blackstone Capital Partners (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone Family Investment Partnership (Cayman) IV-A L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone Participation Partnership (Cayman) IV L.P.
By Blackstone Management Associates (Cayman) IV L.P., its general partner
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

S3

Blackstone Communications Management Associates (Cayman) L.P.
By Blackstone FI Communications Associates (Cayman) Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone Management Associates (Cayman) IV L.P.
By Blackstone LR Associates (Cayman) IV Ltd., its general partner

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone FI Communications Associates (Cayman) Ltd.

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

Blackstone LR Associates (Cayman) IV Ltd.

By: /s/ Robert L. Friedman
Name: Robert L. Friedman
Title: Director

S4

Signed by
for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR Associates Millenium (Overseas), Limited Partnership
By: KKR Millennium Limited, its general partner

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR Millenium Limited

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR European Fund II, Limited Partnership
By: KKR Associates Europe II, Limited Partnership, its general partner
By: KKR Europe II Limited, its general partner

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

S5

Signed by
for and on behalf of
KKR Associates Europe II, Limited Partnership
By: KKR Europe II Limited, its general partner

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR Europe II Limited

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR Partners (International) Limited Partnership
By: KKR 1996 Overseas Limited

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

Signed by
for and on behalf of
KKR 1996 Overseas Limited

By: /s/ Alexander Navab
Name: Alexander Navab
Title: Director

S6

Signed by	)
for and on behalf of	)
Permira Europe III G.P. Limited as general partner of	)	/s/ Alistair Boyle
Permira Europe III G.P. L.P. as	)	Alistair Boyle
general partner of Permira Europe III L.P.	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe III G.P. Limited as general partner of	)	/s/ Alistair Boyle
Permira Europe III G.P. L.P. as	)	Alistair Boyle
general partner of Permira Europe III L.P.	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe III G.P. Limited as general partner of	)	/s/ Alistair Boyle
Permira Europe III G.P. L.P. as	)	Alistair Boyle
managing limited partner of Permira Europe III GmbH & Co. KG	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira Nominees Limited as nominee for	)	Alistair Boyle
Permira Investments Limited	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira Europe III G.P. Limited as adminstrator of	)	Alistair Boyle
Permira Europe III Co-investment Scheme	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira Europe III G.P. Limited as general partner of	)	Alistair Boyle
Permira Europe III G.P. L.P.	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira Europe III G.P. Limited	)	Alistair Boyle
	)	Alternate Director

Signed by	)
for and on behalf of Permira Holding Limited	)	/s/ Alistair Boyle
	)	Alistair Boyle
	)	Alternate Director

S7

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
general partner of Permira Europe II L.P. 1,	)	/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
general partner of Permira Europe II L.P. 2)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
managing general partner of	)
Permira Europe II C.V. 3)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P. as	)
managing general partner of	)
Permira Europe II C.V. 4)		/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira (Europe) Limited as manager of	)	Alistair Boyle
Permira Europe II Co-investment Scheme	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
SV (Nominees) Limited as nominee for	)	Alistair Boyle
Schroder Ventures Investments Limited	)	Alternate Director

Signed by	)
for and on behalf of	)
Permira Europe II Managers L.P.	)	/s/ Alistair Boyle
acting by its general partner	)	Alistair Boyle
Permira (Europe) Limited	)	Alternate Director

Signed by	)
for and on behalf of	)	/s/ Alistair Boyle
Permira (Europe) Limited	)	Alistair Boyle
	)	Alternate Director

S8

PROVIDENCE EQUITY OFFSHORE PARTNERS V L.P.
By: Providence Equity Offshore GP V L.P., the General Partner
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY OFFSHORE GP V L.P.
By: Providence Equity Partners (Cayman) V Ltd., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY PARTNERS (CAYMAN) V LTD.

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY OFFSHORE PARTNERS IV L.P.
By: Providence Equity Offshore GP IV L.P., the General Partner
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

S9

PROVIDENCE EQUITY OFFSHORE GP IV L.P.
By: Providence Equity Partners (Cayman) IV Ltd., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY PARTNERS (CAYMAN) IV LTD.

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY OPERATING PARTNERS IV L.P.
By: Providence Equity GP IV L.P., the General Partner
By: Providence Equity Partners IV L.L.C., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY GP IV L.P.
By:Providence Equity Partners IV L.L.C., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE EQUITY PARTNERS IV L.L.C.

By: /s/ Ray Mathieu
Title: Chief Financial Officer

S10

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) L.P.
By: Providence Syndication Partners (Cayman) GP, Ltd., its general partner

By: /s/ Ray Mathieu
Title: Chief Financial Officer

PROVIDENCE SYNDICATION PARTNERS (CAYMAN) GP, LTD.

By: /s/ Ray Mathieu
Title: Chief Financial Officer

S11

/s/ Paul J. Salem

Paul J. Salem

/s/ Glenn M. Creamer

Glenn M. Creamer

/s/ Jonathan M. Nelson

Jonathan M. Nelson

/s/ Peter G. Peterson

Peter G. Peterson

/s/ Stephen A. Schwarzman

Stephen A. Schwarzman

S12